Accounts Receivable	6 Months Ended
Jun. 30, 2012
Receivables [Abstract]
ACCOUNTS RECEIVABLE

4           ACCOUNTS RECEIVABLE

The Group generally requires a prepayment of 100% of the sales contract price from its customers shortly before products are delivered. Such prepayment is recorded as “advances from customers” in the Group’s consolidated balance sheet, until the products are delivered and the customer takes ownership and assumes the risk of loss. With the approval of the Company’s general manager, the Company occasionally extends credit to its long-term customers with a good credit rating. As of June 30, 2012 and December 31, 2011, the balance of accounts receivable was $4,014,076 and $2,226,288 respectively. The $4,014,076 of accounts receivable as of June 30, 2012 was received in July 2012.